101 Munson Street Greenfield, MA 01301

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:

Shareholder Services

(866) 270-7788

closedendfunds@virtus.com

Virtus Global Dividend & Income Fund

Dicloses Sources of Distribution — Section 19(a) Notice

Hartford, CT, June 7, 2018 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) previously announced the following monthly distribution on May 23, 2018:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.113	June 8, 2018	June 11, 2018	June 18, 2018

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Virtus Global Dividend & Income Fund Inc. - 2

The fund provided this estimate of the sources of the distribution:

Distribution Estimates	May 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.026	22.7%	$0.184	32.5%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.087	77.3%	0.381	67.5%

Total Distribution	$0.113	100.0%	$0.565	100.0%

(1)	YTD January 10, 2018 to January 9, 2019. (The distribution paid on January 9, 2018 was reportable for tax on Form 1099 in 2017)

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

May 31, 2018
Average Annual Total Return on NAV for the 5-year period (2)	4.72%
Current Fiscal YTD Annualized Distribution Rate (3)	12.21%
YTD Cumulative Total Return on NAV (4)	-10.57%
YTD Cumulative Distribution Rate (5)	5.09%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

The Virtus Global Dividend & Income Fund Inc. is a diversified closed-end fund that seeks to generate total return, consisting of capital appreciation and income. It currently targets an allocation of 60 percent equity securities and 40 percent fixed income. The equity allocation is invested exclusively in what the managers believe are high-quality companies within the high yielding global equity universe.

Virtus Global Dividend & Income Fund Inc. - 3

The fixed income allocation is invested primarily in intermediate-term debt securities across 14 fixed income sectors. The fund also pursues an options overlay strategy that seeks to generate additional income.

Virtus Investment Advisers has been the investment adviser to the fund and Kayne Anderson Rudnick and Newfleet Asset Management have been subadvisers since September 7, 2016. Performance and characteristics prior to that date were attained by the previous adviser using a different investment strategy.

For more information on the fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss, and in periods of significant moves in the S&P 500® Index, has resulted in and, in the future, may result in, losses for investors. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Kayne Anderson Rudnick

Kayne Anderson Rudnick (KAR) believes that superior risk-adjusted returns may be achieved through investment in high-quality companies with market dominance, excellent management, financial strength, and consistent growth, purchased at reasonable prices. KAR’s investment strategy is to build a portfolio of companies that have strong, consistent growth with low business and financial risk, and hold these companies over the long term based on its conviction that the investment returns of the portfolio will mirror the financial results of these companies. For more information, visit www.kayne.com

About Newfleet Asset Management

Newfleet Asset Management provides comprehensive fixed income portfolio management in multiple strategies. Newfleet leverages the knowledge and skill of a team of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors.

Virtus Global Dividend & Income Fund Inc. - 4

The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets, and remaining duration neutral to each strategy’s stated benchmark. The options overlay strategy is managed by a team at Newfleet distinct from the fixed income investment professionals. For more information, visit www.newfleet.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information, visit www.virtus.com.

# # #

101 Munson Street Greenfield, MA 01301

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:

Shareholder Services

(866) 270-7788

closedendfunds@virtus.com

Virtus Global Dividend & Income Fund

Discloses Sources of Distribution — Section 19(a) Notice

Hartford, CT, July 9, 2018 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) previously announced the following monthly distribution on May 23, 2018:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.113	July 11, 2018	July 12, 2018	July 19, 2018

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Virtus Global Dividend & Income Fund Inc. - 2

The fund provided this estimate of the sources of the distribution:

Distribution Estimates	June 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.025	21.8%	$0.208	30.7%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.088	78.2%	0.470	69.3%

Total Distribution	$0.113	100.0%	$0.678	100.0%

(1)	YTD January 10, 2018 to January 9, 2019. (The distribution paid on January 9, 2018 was reportable for tax on Form 1099 in 2017)

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

June 29, 2018
Average Annual Total Return on NAV for the 5-year period (2)	5.19%
Current Fiscal YTD Annualized Distribution Rate (3)	12.33%
YTD Cumulative Total Return on NAV (4)	-10.55%
YTD Cumulative Distribution Rate (5)	6.16%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

The Virtus Global Dividend & Income Fund Inc. is a diversified closed-end fund that seeks to generate total return, consisting of capital appreciation and income. It currently targets an allocation of 60 percent equity securities and 40 percent fixed income. The equity allocation is invested exclusively in what the managers believe are high-quality companies within the high yielding global equity universe.

Virtus Global Dividend & Income Fund Inc. - 3

The fixed income allocation is invested primarily in intermediate-term debt securities across 14 fixed income sectors. The fund also pursues an options overlay strategy that seeks to generate additional income.

Virtus Investment Advisers has been the investment adviser to the fund and Kayne Anderson Rudnick and Newfleet Asset Management have been subadvisers since September 7, 2016. Performance and characteristics prior to that date were attained by the previous adviser using a different investment strategy.

For more information on the fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss, and in periods of significant moves in the S&P 500® Index, has resulted in and, in the future, may result in, losses for investors. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Kayne Anderson Rudnick

Kayne Anderson Rudnick (KAR) believes that superior risk-adjusted returns may be achieved through investment in high-quality companies with market dominance, excellent management, financial strength, and consistent growth, purchased at reasonable prices. KAR’s investment strategy is to build a portfolio of companies that have strong, consistent growth with low business and financial risk, and hold these companies over the long term based on its conviction that the investment returns of the portfolio will mirror the financial results of these companies. For more information, visit www.kayne.com

About Newfleet Asset Management

Newfleet Asset Management provides comprehensive fixed income portfolio management in multiple strategies. Newfleet leverages the knowledge and skill of a team of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors.

Virtus Global Dividend & Income Fund Inc. - 4

The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets, and remaining duration neutral to each strategy’s stated benchmark. The options overlay strategy is managed by a team at Newfleet distinct from the fixed income investment professionals. For more information, visit www.newfleet.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information, visit www.virtus.com.

# # #

101 Munson Street Greenfield, MA 01301

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:

Shareholder Services

(866) 270-7788

closedendfunds@virtus.com

Virtus Global Dividend & Income Fund

Discloses Sources of Distribution — Section 19(a) Notice

Hartford, CT, August 2, 2018 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) previously announced the following monthly distribution on May 23, 2018:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.113	August 10, 2018	August 13, 2018	August 20, 2018

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Virtus Global Dividend & Income Fund Inc. - 2

The fund provided this estimate of the sources of the distribution:

Distribution Estimates	July 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.009	8.1%	$0.217	27.5%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.104	91.9%	0.574	72.5%

Total Distribution	$0.113	100.0%	$0.791	100.0%

(1)	YTD January 10, 2018 to November 30, 2018. (The distribution paid on January 9, 2018 was reportable for tax on Form 1099 in 2017. The Fund changed its fiscal year-end to November 30 in 2018.)

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

July 31, 2018
Average Annual Total Return on NAV for the 5-year period (2)	4.97%
Current Fiscal YTD Annualized Distribution Rate (3)	11.06%
YTD Cumulative Total Return on NAV (4)	-7.67%
YTD Cumulative Distribution Rate (5)	7.04%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)

Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end. The rate represents an 11 month period due to the Fund’s year-end change to 11/30.

(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

The Virtus Global Dividend & Income Fund Inc. is a diversified closed-end fund that seeks to generate total return, consisting of capital appreciation and income. It currently targets an allocation of 60 percent equity securities and 40 percent fixed income. The equity allocation is invested exclusively in what the managers believe are high-quality companies within the high yielding global equity universe.

Virtus Global Dividend & Income Fund Inc. - 3

The fixed income allocation is invested primarily in intermediate-term debt securities across 14 fixed income sectors. The fund also pursues an options overlay strategy that seeks to generate additional income.

Virtus Investment Advisers has been the investment adviser to the fund and Kayne Anderson Rudnick and Newfleet Asset Management have been subadvisers since September 7, 2016. Performance and characteristics prior to that date were attained by the previous adviser using a different investment strategy.

For more information on the fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss, and in periods of significant moves in the S&P 500® Index, has resulted in and, in the future, may result in, losses for investors. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Kayne Anderson Rudnick

Kayne Anderson Rudnick (KAR) believes that superior risk-adjusted returns may be achieved through investment in high-quality companies with market dominance, excellent management, financial strength, and consistent growth, purchased at reasonable prices. KAR’s investment strategy is to build a portfolio of companies that have strong, consistent growth with low business and financial risk, and hold these companies over the long term based on its conviction that the investment returns of the portfolio will mirror the financial results of these companies. For more information, visit www.kayne.com

About Newfleet Asset Management

Newfleet Asset Management provides comprehensive fixed income portfolio management in multiple strategies. Newfleet leverages the knowledge and skill of a team of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors.

Virtus Global Dividend & Income Fund Inc. - 4

The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets, and remaining duration neutral to each strategy’s stated benchmark. The options overlay strategy is managed by a team at Newfleet distinct from the fixed income investment professionals. For more information, visit www.newfleet.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information, visit www.virtus.com.

# # #

101 Munson Street Greenfield, MA 01301

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:

Shareholder Services

(866) 270-7788

closedendfunds@virtus.com

Virtus Global Dividend & Income Fund

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, September 5, 2018 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) previously announced the following monthly distribution on May 23, 2018:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.113	September 13, 2018	September 14, 2018	September 21, 2018

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Virtus Global Dividend & Income Fund Inc. - 2

The fund provided this estimate of the sources of the distribution:

Distribution Estimates	August 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.033	29.6%	$0.251	27.7%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.080	70.4%	0.653	72.3%

Total Distribution	$0.113	100.0%	$0.904	100.0%

(1)	YTD January 10, 2018 to November 30, 2018. (The distribution paid on January 9, 2018 was reportable for tax on Form 1099 in 2017. The Fund changed its fiscal year-end to November 30 in 2018.)

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

August 31, 2018
Average Annual Total Return on NAV for the 5-year period (2)	5.38%
Current Fiscal YTD Annualized Distribution Rate (3)	11.18%
YTD Cumulative Total Return on NAV (4)	-7.74%
YTD Cumulative Distribution Rate (5)	8.13%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)

Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end. The rate represents an 11 month period due to the Fund’s year-end change to 11/30.

(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

The Virtus Global Dividend & Income Fund Inc. is a diversified closed-end fund that seeks to generate total return, consisting of capital appreciation and income. It currently targets an allocation of 60 percent equity securities and 40 percent fixed income. The equity allocation is invested exclusively in what the managers believe are high-quality companies within the high yielding global equity universe.

Virtus Global Dividend & Income Fund Inc. - 3

The fixed income allocation is invested primarily in intermediate-term debt securities across 14 fixed income sectors. The fund also pursues an options overlay strategy that seeks to generate additional income.

Virtus Investment Advisers has been the investment adviser to the fund and Kayne Anderson Rudnick and Newfleet Asset Management have been subadvisers since September 7, 2016. Performance and characteristics prior to that date were attained by the previous adviser using a different investment strategy.

For more information on the fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss, and in periods of significant moves in the S&P 500® Index, has resulted in and, in the future, may result in, losses for investors. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Kayne Anderson Rudnick

Kayne Anderson Rudnick (KAR) believes that superior risk-adjusted returns may be achieved through investment in high-quality companies with market dominance, excellent management, financial strength, and consistent growth, purchased at reasonable prices. KAR’s investment strategy is to build a portfolio of companies that have strong, consistent growth with low business and financial risk, and hold these companies over the long term based on its conviction that the investment returns of the portfolio will mirror the financial results of these companies. For more information, visit www.kayne.com

About Newfleet Asset Management

Newfleet Asset Management provides comprehensive fixed income portfolio management in multiple strategies. Newfleet leverages the knowledge and skill of a team of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors.

Virtus Global Dividend & Income Fund Inc. - 4

The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets, and remaining duration neutral to each strategy’s stated benchmark. The options overlay strategy is managed by a team at Newfleet distinct from the fixed income investment professionals. For more information, visit www.newfleet.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information, visit www.virtus.com.

# # #

101 Munson Street Greenfield, MA 01301

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:

Shareholder Services

(866) 270-7788

closedendfunds@virtus.com

Virtus Global Dividend & Income Fund

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, October 3, 2018 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) previously announced the following monthly distribution on September 19, 2018:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.113	October 10, 2018	October 11, 2018	October 18, 2018

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Virtus Global Dividend & Income Fund Inc. - 2

The fund provided this estimate of the sources of the distribution:

Distribution Estimates	September 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.048	42.9%	$0.299	29.4%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.065	57.1%	0.718	70.6%

Total Distribution	$0.113	100.0%	$1.017	100.0%

(1)	YTD January 10, 2018 to November 30, 2018. (The distribution paid on January 9, 2018 was reportable for tax on Form 1099 in 2017. The Fund changed its fiscal year-end to November 30 in 2018.)

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

September 28, 2018
Average Annual Total Return on NAV for the 5-year period (2)	5.08%
Current Fiscal YTD Annualized Distribution Rate (3)	11.15%
YTD Cumulative Total Return on NAV (4)	-6.56%
YTD Cumulative Distribution Rate (5)	9.12%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)

Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end. The rate represents an 11 month period due to the Fund’s year-end change to 11/30.

(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

The Virtus Global Dividend & Income Fund Inc. is a diversified closed-end fund that seeks to generate total return, consisting of capital appreciation and income. It currently targets an allocation of 60 percent equity securities and 40 percent fixed income. The equity allocation is invested exclusively in what the managers believe are high-quality companies within the high yielding global equity universe.

Virtus Global Dividend & Income Fund Inc. - 3

The fixed income allocation is invested primarily in intermediate-term debt securities across 14 fixed income sectors. The fund also pursues an options overlay strategy that seeks to generate additional income.

Virtus Investment Advisers has been the investment adviser to the fund and Kayne Anderson Rudnick and Newfleet Asset Management have been subadvisers since September 7, 2016. Performance and characteristics prior to that date were attained by the previous adviser using a different investment strategy.

For more information on the fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss, and in periods of significant moves in the S&P 500® Index, has resulted in and, in the future, may result in, losses for investors. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Kayne Anderson Rudnick

Kayne Anderson Rudnick (KAR) believes that superior risk-adjusted returns may be achieved through investment in high-quality companies with market dominance, excellent management, financial strength, and consistent growth, purchased at reasonable prices. KAR’s investment strategy is to build a portfolio of companies that have strong, consistent growth with low business and financial risk, and hold these companies over the long term based on its conviction that the investment returns of the portfolio will mirror the financial results of these companies. For more information, visit www.kayne.com

About Newfleet Asset Management

Newfleet Asset Management provides comprehensive fixed income portfolio management in multiple strategies. Newfleet leverages the knowledge and skill of a team of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors.

Virtus Global Dividend & Income Fund Inc. - 4

The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets, and remaining duration neutral to each strategy’s stated benchmark. The options overlay strategy is managed by a team at Newfleet distinct from the fixed income investment professionals. For more information, visit www.newfleet.com.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information, visit www.virtus.com.

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101 Munson Street Greenfield, MA 01301

NEWS RELEASE	FOR IMMEDIATE RELEASE

For Further Information:

Shareholder Services

(866) 270-7788

closedendfunds@virtus.com

Virtus Global Dividend & Income Fund

Discloses Sources of Distribution – Section 19(a) Notice

Hartford, CT, November 7, 2018 — Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) previously announced the following monthly distribution on September 19, 2018:

Amount of Distribution	Ex-Date	Record Date	Payable Date
$0.113	November 9, 2018	November 13, 2018	November 20, 2018

Under the terms of its managed distribution plan, the fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the fund’s managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund’s investment performance and should not be confused with “yield” or “income.”

Virtus Global Dividend & Income Fund Inc. - 2

The fund provided this estimate of the sources of the distribution:

Distribution Estimates	October 2018 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.012	10.9%	$0.312	27.6%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.101	89.1%	0.818	72.4%

Total Distribution	$0.113	100.0%	$1.130	100.0%

(1)	YTD January 10, 2018 to November 30, 2018. (The distribution paid on January 9, 2018 was reportable for tax on Form 1099 in 2017. The Fund changed its fiscal year-end to November 30 in 2018.)

Information regarding the fund’s performance and distribution rates is set forth below. Please note that all performance figures are based on the fund’s NAV and not the market price of the fund’s shares. Performance figures are not meant to represent individual shareholder performance.

October 31, 2018
Average Annual Total Return on NAV for the 5-year period (2)	2.98%
Current Fiscal YTD Annualized Distribution Rate (3)	12.07%
YTD Cumulative Total Return on NAV (4)	-12.74%
YTD Cumulative Distribution Rate (5)	10.97%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the fund’s NAV and reinvestment of all distributions.
(3)

Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the fund’s NAV at month end. The rate represents an 11 month period due to the Fund’s year-end change to 11/30.

(4)

YTD Cumulative Total Return on NAV is the percentage change in the fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the fund’s NAV at month end.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

About the Fund

The Virtus Global Dividend & Income Fund Inc. is a diversified closed-end fund that seeks to generate total return, consisting of capital appreciation and income. It currently targets an allocation of 60 percent equity securities and 40 percent fixed income. The equity allocation is invested exclusively in what the managers believe are high-quality companies within the high yielding global equity universe.

Virtus Global Dividend & Income Fund Inc. - 3

The fixed income allocation is invested primarily in intermediate-term debt securities across 14 fixed income sectors. The fund also pursues an options overlay strategy that seeks to generate additional income.

Virtus Investment Advisers has been the investment adviser to the fund and Kayne Anderson Rudnick and Newfleet Asset Management have been subadvisers since September 7, 2016. Rampart Investment Management has been a subadviser since October 15, 2018. Performance and characteristics prior to that date were attained by the previous adviser using a different investment strategy.

For more information on the fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Fund Risks

An investment in a fund is subject to risk, including the risk of possible loss of principal. A fund’s shares may be worth less upon their sale than what an investor paid for them. The options overlay strategy may not be successful in achieving its objective of increasing distributable income while limiting the risk of loss, and in periods of significant moves in the S&P 500® Index, has resulted in and, in the future, may result in, losses for investors. Shares of closed-end funds may trade at a discount to their net asset value. For more information about each fund’s investment objective and risks, please see the fund’s annual report. A copy of the fund’s most recent annual report may be obtained free of charge by contacting “Shareholder Services” as set forth at the end of this press release.

About Kayne Anderson Rudnick

Kayne Anderson Rudnick (KAR) believes that superior risk-adjusted returns may be achieved through investment in high-quality companies with market dominance, excellent management, financial strength, and consistent growth, purchased at reasonable prices. KAR’s investment strategy is to build a portfolio of companies that have strong, consistent growth with low business and financial risk, and hold these companies over the long term based on its conviction that the investment returns of the portfolio will mirror the financial results of these companies. For more information, visit www.kayne.com

About Newfleet Asset Management

Newfleet Asset Management provides comprehensive fixed income portfolio management in multiple strategies. Newfleet leverages the knowledge and skill of a team of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors.

Virtus Global Dividend & Income Fund Inc. - 4

The team employs active sector rotation and disciplined risk management to portfolio construction, avoiding interest rate bets, and remaining duration neutral to each strategy’s stated benchmark. For more information, visit www.newfleet.com.

About Rampart Investment Management

Rampart Investment Management is an affiliated manager of Virtus Investment Partners specializing in option strategies. A registered investment adviser since 1983, Rampart manages client positions and portfolios using domestic and international index and equity options.

About Virtus Investment Partners

Virtus Investment Partners (NASDAQ: VRTS) is a distinctive partnership of boutique investment managers singularly committed to the long-term success of individual and institutional investors. For more information, visit www.virtus.com.

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